                                                                EXHIBIT 99.1
                                                                ------------

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1997-C

                              SUBJECT TO REVISION

                                   TERM SHEET


Issuer.............  AmeriCredit Automobile Receivables Trust 1997-C (the
                     "Trust" or the "Issuer"), a Delaware business trust to be formed pursuant to a Trust Agreement, dated as of August 12, 1997 (the "Trust Agreement"), among the Seller and the Owner Trustee.

Seller.............  AFS Funding Corp. (the "Seller"), a special purpose financing subsidiary of AmeriCredit.

Servicer...........  AmeriCredit Financial Services, Inc. (in its individual capacity, "AmeriCredit" and, as servicer, the "Servicer"), a Delaware corporation.

Insurer............  Financial Security Assurance Inc. (the "Insurer"), a New
                     York financial guaranty insurance company.

Indenture Trustee..  LaSalle National Bank (the "Indenture Trustee").

Owner Trustee......  Bankers Trust (Delaware) (the "Owner Trustee").

Statistical
 Calculation Date..  August 1, 1997.

Initial Cutoff Date  August 12, 1997.

Closing Date.......  August 19, 1997.

The Notes..........  The Trust will issue Class A-1    % Asset Backed Notes (the
                     "Class A-1 Notes") in the aggregate original principal
                     amount of $83,000,000, Class A-2 Floating Rate Asset Backed
                     Notes (the "Class A-2 Notes") in the aggregate original
                     principal amount of $135,000,000, and Class A-3   % Asset
                     Backed Notes (the "Class A-3 Notes") in the aggregate original principal amount of $107,000,000. The Class A-1
                     Notes, the Class A-2 Notes and the Class A-3 Notes
                     (collectively, the "Notes") will be issued pursuant to an Indenture, dated as of August 12, 1997, among the Issuer and LaSalle National Bank, as Indenture Trustee and as
                     Trust Collateral Agent (the "Trust Collateral Agent").  The
                     Notes will be offered for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. Persons acquiring beneficial interests in the Notes will hold their interests through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear
                     System ("Euroclear") in Europe.

                     The Notes will be secured by the assets of the Trust pursuant to the Indenture.

The Certificates...  The Trust will issue Asset Backed Certificates (the
                     "Certificates") which represent the equity ownership in the Trust, and are subordinate in right of payment to the Notes. The Certificates do not have a principal balance. The Certificates will be issued pursuant to the Trust Agreement. The Certificates are not being offered hereby.

Trust Property.....  Each Note will represent an obligation of the Trust.  The
                     Trust's assets (the "Trust Property") will include, among other things, certain motor vehicle retail installment sale contracts (the "Initial Receivables"), secured by new and used automobiles, light duty trucks and vans (the "Initial Financed Vehicles"), certain monies received thereunder after the Initial Cutoff Date, an assignment of the security interests in the Initial Financed Vehicles securing the Initial Receivables, the related Receivables Files, all rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the Initial Financed Vehicles or the Obligers, as the case may be, all rights to liquidation proceeds with respect to the Initial Receivables, an assignment of the right of the Seller against Dealers under agreements between AmeriCredit and such Dealers, certain bank accounts, all proceeds of the foregoing, and certain rights under the Trust Documents. The Trust Property also will include an assignment of the Seller's rights against AmeriCredit under the Purchase Agreement upon the occurrence of certain breaches of representations and warranties. The Initial Receivables will be purchased by the Seller from AmeriCredit pursuant to a purchase agreement (the "Purchase Agreement") between the Seller and AmeriCredit on or prior to the date of issuance of the Notes.

                     Additional motor vehicle retail installment sale contracts (the "Subsequent Receivables") secured by new or used automobiles, light duty trucks and vans (the "Subsequent Financed Vehicles") and related property are intended to be purchased by the Trust from the Seller from time to time on or before October 31, 1997, from funds on deposit in the Pre-Funding Account. The Subsequent Receivables will be purchased by the Seller from AmeriCredit pursuant to one or more subsequent purchase agreements (each, a "Subsequent Purchase Agreement") between the Seller and AmeriCredit. The purchase by the Trust of the Subsequent Receivables is subject to the satisfaction of certain conditions. The Initial Receivables and the Subsequent Receivables are hereinafter referred to as the "Receivables," and the Initial Financed Vehicles and the Subsequent Financed Vehicles are hereinafter referred to as the "Financed Vehicles."


Receivables........  The Receivables consist of motor vehicle retail installment sale contracts originated by Dealers and then acquired by AmeriCredit pursuant to its Contract Acquisition Program. The motor vehicle retail installment sale contracts consist primarily of contracts with individuals with less than perfect credit due to various factors, including, among other things, the manner in which such individuals have handled previous credit, the limited extent of their prior credit history and/or their limited financial resources.

                     The statistical information presented herein is based on the Initial Receivables as of the Statistical Calculation Date. The Initial Receivables have an aggregate Principal Balance of $274,421,724.32 as of the Statistical Calculation Date. AmeriCredit expects that the Initial Receivables will have an aggregate Principal Balance of approximately $300,000,050.95 as of the Initial Cutoff Date. The additional Receivables will represent Receivables acquired or to be acquired by AmeriCredit prior to the Initial Cutoff Date. In addition, as of the Statistical Calculation Date as to which statistical information is presented herein, some amortization will occur prior to the Initial Cutoff Date. In addition, certain Receivables included as of the Statistical Calculation Date may prepay in full, or may be determined not to meet the eligibility requirements and may not be included. As a result of the foregoing, the statistical distribution of characteristics as of the Initial Cutoff Date will vary somewhat from the statistical distribution of such characteristics as of the Statistical Calculation Date as presented herein, although such variance will not be material.

                     The Initial Receivables have, as of the Statistical Calculation Date, a weighted average annual percentage rate ("APR") of approximately 19.71%, a weighted average original maturity of 56 months and a weighted average remaining maturity of 55 months. Each of the Initial Receivables also will have a remaining term of not more than 60 months and not less than 4 months as of the Statistical Calculation Date.

                     Following the Closing Date, the Trust will be obligated to purchase from time to time on or before the end of the Funding Period (as defined below), subject to the availability thereof, Subsequent Receivables consisting of retail automobile installment sale contracts acquired by the Seller from AmeriCredit. The aggregate Principal Balance of the Subsequent Receivables is anticipated by AmeriCredit to equal approximately $24,999,949.05. In connection with each purchase of Subsequent Receivables, the Trust will be required to pay to the Seller a cash purchase price equal to the principal amount thereof from the Pre-Funding Account. AmeriCredit will designate as a cutoff date (each, a "Subsequent Cutoff Date") (i) the last day of the month preceding the month in which Subsequent Receivables are conveyed to the Seller by AmeriCredit and reconveyed by the Seller to the Trust or (ii) if any such Subsequent Receivable is originated in the month of conveyance, the date of origination. Subsequent Receivables will be conveyed to the Seller and then reconveyed by the Seller to the Trust on designated dates (each, a "Subsequent Transfer Date") occurring during the Funding Period. The Trust may purchase the Subsequent Receivables only from the Seller and not from any other person, and the Seller may purchase the Subsequent Receivables only from AmeriCredit. The Subsequent Receivables must satisfy certain eligibility criteria.

The Policy.........  On the Closing Date, the Insurer will issue to the Trust
                     Collateral Agent (i) as agent for the Indenture Trustee, a financial guaranty insurance policy (the "Policy"). Pursuant to the Policy, the Insurer will unconditionally and irrevocably guarantee to the Noteholders payment of the scheduled payments for each Insured Distribution Date.

                     The "Insured Distribution Date" will be the twelfth day of each month, or, if such twelfth day is not a Business Day, the next following Business Day. In the event that, on any Distribution Date, the Noteholders did not receive the full amount of the scheduled payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related Interest Rate) shall be due and payable and shall be funded on the Insured Distribution Date either from the Spread Account or from the proceeds of a drawing under the Policy. The Record Date applicable to an Insured Distribution Date shall be the Record Date applicable to the related Distribution Date.

Terms of the Notes.  The principal terms of the Notes will be as described below:

A. Distribution
   Dates...........  For so long as AmeriCredit is the Servicer, payments of interest and principal on the Notes will be made on the fifth day of each month (or, if such fifth day is not a Business Day, on the next following Business Day; provided, that such day for payment shall in no event be earlier than the second Business Day of the month)(each, a "Distribution Date") commencing September 5, 1997. Payments will be made to holders of record of the Notes (the "Noteholders") as of the close of business on the Business Day immediately preceding such Distribution Date (a "Record Date"). A "Business Day" is a day other than a Saturday, Sunday or other day on which commercial banks located in the states of Texas, Delaware, Illinois or New York are authorized or obligated to be closed.

                     If the backup servicer or another successor servicer becomes the Servicer, the "Distribution Date" will thereafter become the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day (i.e., the "Distribution Date" and the "Insured Distribution Date" will thereafter be the same date).

                     The Insurer will only make payment of any unpaid interest and principal on the Notes on the Insured Distribution Date, which will be the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day. An "Event of Default" with respect to the Notes will only occur if the full amount of the required monthly payment has not been distributed on or prior to the related Insured Distribution Date.

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

 B. Final Scheduled
    Distribution
    Dates..........  For the Class A-1 Notes, __________________; for the
                     Class A-2 Notes, _________________; and for the Class A-3 Notes, _______________.

 C. Interest Rates.  The Class A-1 Notes and the Class A-3 Notes will bear interest at the respective fixed per annum rates set forth on the cover page hereof. The Class A-2 Notes will bear interest at a floating rate equal to the London interbank offered rates for one-month U.S. dollar deposits ("LIBOR") plus ___%, subject to a maximum rate equal to ___% per annum. Each such interest rate for a Class of Notes is referred to as the "Interest Rate."

 D. Interest.......  Interest on the Notes of each Class will accrue at the applicable Interest Rate from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date (each, an "Interest Period"). The interest which accrues during an Interest Period shall accrue on the principal amount of the Notes of each Class outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date); provided, that if such principal balance is further reduced by a payment of principal on the Insured Distribution Date which immediately follows such prior Distribution Date, then such interest shall accrue (i) from and including such prior Distribution Date to, but excluding, such related Insured Distribution Date, on the principal balance outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (ii) from and including such Insured Distribution Date, to, but excluding, the following Distribution Date, on the principal balance outstanding as of the end of such Insured Distribution Date. Interest on the Notes for any Distribution Date due but not paid on such Distribution Date will be due on the next Insured Distribution Date together with, to the extent permitted by law, interest on such amount at the applicable Interest Rate. The amount of interest distributable on the Notes on each Distribution Date will equal interest accrued during the related Interest Period, plus any shortfall amount carried-forward. Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period. Interest on the Class A-2 Notes and the Class A-3 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

 E. Principal......  Principal of the Notes will be payable on each Distribution
                     Date in an amount equal to the Noteholders' Principal Distributable Amount and the Noteholders' Accelerated Principal Amount, if any, for the calendar month (the "Monthly Period") preceding such Distribution Date. The Noteholders' Principal Distributable Amount will equal the sum of (x) the Noteholders' Percentage of the Principal Distributable Amount and (y) any unpaid portion of the amount described in clause (x) with respect to a prior Distribution Date. The

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

                     "Principal Distributable Amount" with respect to any Distribution Date will be an amount equal to the sum of the following amounts with respect to the related Monthly Period, computed in accordance with the simple interest method: (i) collections on Receivables (other than Liquidated and Purchased Receivables) allocable to principal, including full and partial principal prepayments, (ii) the Principal Balance of each Receivable (other than Purchased Receivables) that became a Liquidated Receivable during the related Monthly Period, (iii) (A) the portion of the Purchase Amount allocable to principal of all Receivables that became Purchased Receivables as of the immediately preceding Record Date and (B) at the option of the Insurer, the outstanding Principal Balances of those Receivables that were required to be repurchased by the Seller and/or AmeriCredit during such Monthly Period but were not so repurchased, and (iv) the aggregate amount of Cram Down Losses during such Monthly Period.

                     Any amount of principal due on the Notes on a Distribution Date and not paid on such Distribution Date shall be due and payable on the following Insured Distribution Date.

                     The Noteholders' Percentage will be 100% until the Class A-3 Notes have been paid in full and thereafter will be zero. No principal will be paid on a Class of Notes until the principal of all Classes of Notes having a lower numerical Class designation has been paid in full. In addition, the outstanding principal amount of the Notes of any Class, to the extent not previously paid, will be payable on the respective Final Scheduled Distribution Date for such Class (and, if not paid in full on such date, will be paid on the Insured Distribution Date immediately following such Final Scheduled Distribution Date).

 F. Optional
    Redemption.....  The Class A-3 Notes, to the extent still outstanding, may be redeemed in whole, but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Receivables, which, subject to certain requirements can occur after the Pool Balance declines to 10% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of the Notes of such Class plus accrued and unpaid interest thereon. The Original Pool Balance will equal the sum of
                     (i) the aggregate Principal Balance of the Initial Receivables as of the Initial Cutoff Date plus (ii) the aggregate Principal Balances of all Subsequent Receivables added to the Trust as of their respective Subsequent Cutoff Dates (the "Original Pool Balance").

G. Mandatory
   Redemption......  Each Class of Notes will be redeemed in part on the
                     Mandatory Redemption Date (as defined under "Pre-Funding Account" below) in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Funding Period. The aggregate principal amount of each Class of Notes to be redeemed will be an amount equal to such Class's pro rata share (based on the respective current principal amount of each Class of Notes) of the Pre-Funded Amount at the end of the Funding Period

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

                     (such Class's "Note Prepayment Amount"); provided, that if the aggregate remaining amount in the Pre-Funding Account is $100,000 or less, such amount will be applied exclusively to reduce the outstanding principal balance of the Class of Notes then entitled to receive distributions of principal.

                     The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an Event of Default under the Indenture. So long as no Insurer Default shall have occurred and be continuing, an Event of Default under the Indenture will occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of certain events of default under the Insurance and Indemnity Agreement, dated as of August 12, 1997 (the "Insurance Agreement"), among the Insurer, the Trust, AmeriCredit, AmeriCredit Corp. and the Seller. In the case of such an Event of Default, the Notes will automatically be accelerated and subject to immediate payment at par. The Policy does not guarantee payment of any amounts that become due on an accelerated basis, unless the Insurer elects, in its sole discretion, to pay such amounts in whole or in part.

Pre-Funding Account  On the Closing Date, a cash amount equal to approximately
                     $         (the "Initial Pre-Funded Amount") will be
                     deposited in an account (the "Pre-Funding Account") which will be established with the Trust Collateral Agent. The "Funding Period" is the period from the Closing Date until the earliest of the date on which (i) the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) a Servicer Termination Event occurs under the Sale and Servicing Agreement, or (iii) October 31, 1997. The Initial Pre-Funded Amount as reduced from time to time during the Funding Period by the amount thereof used to purchase Subsequent Receivables in accordance with the Sale and Servicing Agreement is referred to herein as the "Pre-Funded Amount." The Seller expects that the Pre-Funded Amount will be reduced to less than $100,000 on or before the end of the Funding Period. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the Noteholders on the Mandatory Redemption Date as described herein. The "Mandatory Redemption Date" is the earlier of (i) the Distribution Date in November 1997 or
                     (ii) if the last day of the Funding Period occurs on or prior to the Calculation Date (as defined below) occurring in September or October 1997, the Distribution Date relating to such Calculation Date.

                     The "Calculation Date" is the close of business on the last day of each Collection Period.

Capitalized
Interest Account...  On the Closing Date, a cash amount shall be deposited in an account (the "Capitalized Interest Account") which will be established with the Trust Collateral Agent. The amount, if any, deposited in the Capitalized Interest Account will be applied on the Distribution Dates occurring in September, October and November 1997 to fund an

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

                     amount (the "Monthly Capitalized Interest Amount") equal to the amount of interest accrued for each such Distribution Date at the weighted average Interest Rates on the portion of the Notes having a principal balance in excess of the Principal Balances of the Initial Receivables (which portion will equal the Pre-Funded Amount). Any amounts remaining in the Capitalized Interest Account on the Mandatory Redemption Date and not used for such purposes are required to be paid directly to the Seller on such date.

Ratings............  It is a condition to issuance that the Class A-l Notes be rated A-1+ by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and P-1 by Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), and that the Class A-2 Notes and the Class A-3 Notes be rated AAA by S&P and Aaa by Moody's. The ratings by the Rating Agencies of the Notes will be (i) with respect to the Class A-1 Notes, without regard to the Policy in the case of S&P and substantially based on the Policy in the case of Moody's and (ii) with respect to all other Classes of Notes, based on the Policy. To the extent that such ratings are based on the Policy, such ratings apply to distributions due on the Insured Distribution Dates, and not to distributions due on the Distribution Dates. There is no assurance that the ratings initially assigned to the Notes will not subsequently be lowered or withdrawn by the Rating Agencies.

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

     The composition and distribution by APR and geographic concentration of the Initial Receivables Pool as of the Statistical Calculation Date are set forth in the following tables:


 COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE STATISTICAL CALCULATION DATE

                                                                 New                     Used                     Total
                                                       -----------------------  -----------------------  ------------------------
Aggregate Principal Balance(1)                               $44,563,212.05           $229,858,512.27          $274,421,724.32
Number of Receivables                                                 2,933                    19,669                   22,602
Percent of Aggregate Principal Balance                                16.24%                    83.76%
Average Principal Balance                                    $    15,193.73                $11,686.33          $     12,141.48
Range of Principal Balances                          ($974.58 to $29,998.43)   ($584.41 to $29,745.49)

Weighted Average APR(1)                                               18.45%                    19.96%                   19.71%
Range of APRs                                              (14.25% to 25.00%)        (14.25% to 30.00%)
Weighted Average Remaining Term                                     59 months                 54 months               55 months
Range of Remaining Terms                                    (34 to 60 months)          (4 to 60 months)
Weighted Average Original Term                                      60 months                 55 months               56 months
Range of Original Terms                                     (36 to 60 months)         (12 to 60 months)

(1) Aggregate Principal Balance includes some portion of accrued interest.  As a result, the Weighted Average APR of the
Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR AS OF THE STATISTICAL CALCULATION
                                     DATE

                                   Aggregate              % of Aggregate              Number of            % of Total Number
APR Range                    Principal Balance(1)      Principal Balance(2)          Receivables           of Receivables(2)
---------------------------  ---------------------     --------------------     ---------------------    ---------------------
14.000% to 14.999%              $  6,501,930.31                  2.37%                      411                     1.82%
15.000 to 15.999                  12,536,342.30                  4.57                       820                     3.63
16.000 to 16.999                  11,738,214.87                  4.28                       799                     3.54
17.000 to 17.999                  30,667,058.78                 11.18                     2,198                     9.73
18.000 to 18.999                  52,574,725.32                 19.16                     4,083                    18.07
19.000 to 19.999                  28,254,874.04                 10.30                     2,212                     9.79
20.000 to 20.999                  40,577,632.08                 14.78                     3,314                    14.66
21.000 to 21.999                  45,789,693.12                 16.69                     4,164                    18.43
22.000 to 22.999                  16,914,593.11                  6.16                     1,591                     7.04
23.000 to 23.999                  14,400,388.57                  5.25                     1,382                     6.12
24.000 to 24.999                   8,977,519.30                  3.27                       931                     4.12
25.000 to 25.999                   3,564,891.08                  1.30                       439                     1.94
26.000 to 26.999                   1,487,584.00                  0.54                       195                     0.86
27.000 to 27.999                     230,246.60                  0.08                        31                     0.14
28.000 to 28.999                      95,966.63                  0.04                        15                     0.07
29.000 to 29.999                     100,469.57                  0.04                        16                     0.07
30.000 to 30.999                       9,594.64                  0.00                         1                     0.00


TOTAL                           $274,421,724.32                100.00%                   22,602                   100.00%

(1)  Aggregate Principal Balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.

DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR AS OF
                       THE STATISTICAL CALCULATION DATE


                               Aggregate               % of Aggregate           Number of        % of Total Number
        State            Principal Balance(1)       Principal Balance(2)       Receivables       of Receivables(2)
---------------------  -------------------------  -------------------------  ---------------   ---------------------
California                    $ 41,670,480.29               15.19%                 3,256               14.41%
Texas                           29,349,839.85               10.70                  2,383               10.54
Illinois                        16,797,604.14                6.12                  1,409                6.23
Ohio                            16,610,941.44                6.05                  1,431                6.33
Virginia                        15,904,644.51                5.80                  1,247                5.52
North Carolina                  14,436,893.88                5.26                  1,084                4.80
Florida                         13,498,385.07                4.92                  1,101                4.87
Arizona                         11,555,296.90                4.21                    948                4.19
Pennsylvania                    10,255,829.05                3.74                    883                3.91
Washington                       9,954,516.85                3.63                    840                3.72
Michigan                         8,956,729.26                3.26                    709                3.14
Georgia                          8,357,935.82                3.05                    640                2.83
New Jersey                       8,252,499.68                3.01                    715                3.16
New York                         7,062,303.67                2.57                    576                2.55
Maryland                         5,690,064.15                2.07                    449                1.99
Missouri                         5,528,269.40                2.02                    512                2.27
Tennessee                        5,185,682.59                1.89                    407                1.80
Nevada                           5,063,157.25                1.85                    442                1.96
Colorado                         4,017,534.63                1.46                    372                1.65
Massachusetts                    3,890,786.44                1.42                    357                1.58
South Carolina                   3,640,459.23                1.33                    298                1.32
Kentucky                         3,445,762.47                1.26                    310                1.37
Utah                             3,365,994.00                1.23                    299                1.32
Oklahoma                         2,416,304.91                0.88                    230                1.02
Oregon                           2,197,399.23                0.80                    191                0.85
Connecticut                      2,166,704.10                0.79                    175                0.77
Wisconsin                        1,931,560.00                0.70                    172                0.76
Kansas                           1,872,419.91                0.68                    167                0.74
Indiana                          1,760,676.28                0.64                    151                0.67
New Mexico                       1,702,296.46                0.62                    133                0.59
Other(3)                         7,882,752.86                2.90                    715                3.14

TOTAL                         $274,421,724.32              100.00%                22,602              100.00%


----------
(1)  Aggregate Principal Balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.
(3)  States with Aggregate Principal Balances less than $1,500,000.

    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)


                          Class A-1 Notes                 Class A-2 Notes
                     --------------------------     --------------------------

Distribution Date     0.0%   1.0%   1.7%   2.5%   0.0%   1.0%      1.7%     2.5%
-----------------    ----   ----   ----   ----   ----   ----      ----     ----
Initial               100    100    100    100    100    100       100      100
9/5/97                 94     90     88     85    100    100       100      100
10/5/97                85     77     71     65    100    100       100      100
11/5/97                76     64     56     46    100    100       100      100
12/5/97                68     52     41     28    100    100       100      100
1/5/98                 59     40     27     11    100    100       100      100
2/5/98                 51     29     13      0    100    100       100       97
3/5/98                 42     17      0      0    100    100        99       86
4/5/98                 34      6      0      0    100    100        91       77
5/5/98                 26      0      0      0    100     97        84       70
6/5/98                 17      0      0      0    100     92        79       63
7/5/98                  8      0      0      0    100     88        73       56
8/5/98                  0      0      0      0    100     83        67       49
9/5/98                  0      0      0      0    100     79        62       42
10/5/98                 0      0      0      0     99     74        56       36
11/5/98                 0      0      0      0     96     70        51       29
12/5/98                 0      0      0      0     93     66        46       23
1/5/99                  0      0      0      0     90     61        41       17
2/5/99                  0      0      0      0     87     57        35       11
3/5/99                  0      0      0      0     84     52        30        5
4/5/99                  0      0      0      0     80     48        25        0
5/5/99                  0      0      0      0     77     44        20        0
6/5/99                  0      0      0      0     73     40        16        0
7/5/99                  0      0      0      0     70     35        11        0
8/5/99                  0      0      0      0     66     31         6        0
9/5/99                  0      0      0      0     63     27         2        0
10/5/99                 0      0      0      0     59     23         0        0
11/5/99                 0      0      0      0     55     19         0        0
12/5/99                 0      0      0      0     51     15         0        0
1/5/00                  0      0      0      0     48     11         0        0
2/5/00                  0      0      0      0     44      7         0        0
3/5/00                  0      0      0      0     40      3         0        0
4/5/00                  0      0      0      0     36      0         0        0
5/5/00                  0      0      0      0     32      0         0        0
6/5/00                  0      0      0      0     27      0         0        0
7/5/00                  0      0      0      0     23      0         0        0
8/5/00                  0      0      0      0     19      0         0        0
9/5/00                  0      0      0      0     14      0         0        0
10/5/00                 0      0      0      0     10      0         0        0
11/5/00                 0      0      0      0      5      0         0        0
12/5/00                 0      0      0      0      1      0         0        0
1/5/01                  0      0      0      0      0      0         0        0
2/5/01                  0      0      0      0      0      0         0        0
3/5/01                  0      0      0      0      0      0         0        0
4/5/01                  0      0      0      0      0      0         0        0
5/5/01                  0      0      0      0      0      0         0        0
6/5/01                  0      0      0      0      0      0         0        0
7/5/01                  0      0      0      0      0      0         0        0
8/5/01                  0      0      0      0      0      0         0        0
9/5/01                  0      0      0      0      0      0         0        0
10/5/01                 0      0      0      0      0      0         0        0
11/5/01                 0      0      0      0      0      0         0        0

Weighted Average     0.51   0.36   0.29   0.24   2.33   1.64      1.29     1.01
 Life in Years(2)

----------
(1)  The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)


                          Class A-3 Notes
                     --------------------------

Distribution Date     0.0%   1.0%   1.7%   2.5%
-------------------  ----   ----   ----   ----
Initial               100    100    100    100
9/5/97                100    100    100    100
10/5/97               100    100    100    100
11/5/97               100    100    100    100
12/5/97               100    100    100    100
1/5/98                100    100    100    100
2/5/98                100    100    100    100
3/5/98                100    100    100    100
4/5/98                100    100    100    100
5/5/98                100    100    100    100
6/5/98                100    100    100    100
7/5/98                100    100    100    100
8/5/98                100    100    100    100
9/5/98                100    100    100    100
10/5/98               100    100    100    100
11/5/98               100    100    100    100
12/5/98               100    100    100    100
1/5/99                100    100    100    100
2/5/98                100    100    100    100
3/5/98                100    100    100    100
4/5/99                100    100    100     99
5/5/99                100    100    100     91
6/5/99                100    100    100     85
7/5/99                100    100    100     78
8/5/99                100    100    100     71
9/5/99                100    100    100     65
10/5/99               100    100     96     59
11/5/99               100    100     91     53
12/5/99               100    100     85     47
1/5/00                100    100     80     42
2/5/00                100    100     75     36
3/5/00                100    100     70     31
4/5/00                100     98     65      0
5/5/00                100     93     60      0
6/5/00                100     88     56      0
7/5/00                100     84     51      0
8/5/00                100     79     47      0
9/5/00                100     74     43      0
10/5/00               100     69     39      0
11/5/00               100     65     35      0
12/5/00               100     60     31      0
1/5/01                 95     56     28      0
2/5/01                 89     51      0      0
3/5/01                 83     47      0      0
4/5/01                 77     43      0      0
5/5/01                 70     38      0      0
6/5/01                 64     34      0      0
7/5/01                 57     30      0      0
8/5/01                 51      0      0      0
9/5/01                 44      0      0      0
10/5/01                37      0      0      0
11/5/01                30      0      0      0

Weighted Average     3.96   3.47   2.92   2.26
 Life in Years(2)

----------
(1)  The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

DELINQUENCY AND LOAN LOSS INFORMATION

     The following tables set forth information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all Receivables it has purchased and serviced. This information includes the experience with respect to all Receivables in AmeriCredit's portfolio of Receivables serviced during each such period, including Receivables which do not meet the criteria for selection as a Receivable.



                            DELINQUENCY EXPERIENCE
     Financed Vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.
--------------------------------------------------------------------------------

                                                                              At June 30,
                                    -----------------------------------------------------------------------------------------------
                                                   1997                                 1996                          1995
                                                   ----                                 ----                          ----
                                       Number of                             Number of                       Number of
                                       Contracts           Amount            Contracts          Amount       Contracts     Amount
                                       ---------           ------            ---------          ------       ---------     ------

Portfolio at end of
 period(1)                              112,847          $1,138,255             59,913          $523,981       30,941      $240,491

Period of Delinquency(2)
 31-60 days(3)                            7,761          $   73,956              3,886          $ 31,723        1,276      $  9,692
 61-90 days                               2,164          $   20,213              1,215          $  9,959          452      $  3,391
 91 days or more                          3,467          $   31,012              1,696          $ 13,631          528      $  3,271
                                        -------          ----------         ----------     -------------   ----------    ----------
Total Delinquencies(4)                   13,392          $  125,181              6,797          $ 55,313        2,256      $ 16,354

Total Delinquencies as a                   11.9%               11.0%              11.3%             10.6%         7.3%          6.8%

 Percent of the Portfolio


----------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)  Amounts shown do not include loans which are less than 31 days delinquent.
(4) Financed Vehicles which have been repossessed but not yet liquidated are considered delinquent accounts in the table above.

                            CREDIT LOSS EXPERIENCE
--------------------------------------------------------------------------------


                                                            Fiscal Year Ended June 30,
                                                        ----------------------------------
                                                           1997        1996        1995
                                                        ----------   ---------   ---------
  Period-End Principal Outstanding(1)                   $1,138,255    $523,981    $240,491
  Average Month-End Amount Outstanding
   During the Period(1)............................        792,155     357,966     141,526

  Net Charge-Offs(2)...............................         43,231      19,974       6,409
  Net Charge-Offs as a Percentage of Period-End
   Principal Outstanding...........................            3.8%        3.8%        2.7%

  Net Charge-Offs as a Percent of Average
   Month-End Amount Outstanding....................            5.5%        5.6%        4.5%

----------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.